EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (a) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                   SATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of China BAK Battery, Inc., a Nevada corporation (the "Company"), does hereby certify that:

Amendment No. 1 to Annual Report on Form 10-KSB for the year ended December 31, 2004 (the "Periodic Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        CHINA BAK BATTERY, INC.

Date: February 9, 2006                  By: /s/ Xiangqian Li
                                            ------------------------------------
                                            Xiangqian Li
                                            Chairman, President,
                                            Chief Executive Officer and Director
                                            (Principal Executive Officer)


Date: February 9, 2006                  By: /s/ Yongbin Han
                                            ------------------------------------
                                            Yongbin Han
                                            Chief Financial Officer,
                                            Secretary, and Treasurer
                                            (Principal Financial and
                                             Accounting Officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Periodic Report or as a separate disclosure document

A signed original of this written statement required by Section 906 has been provided to China BAK Battery, Inc. and will be retained by China BAK Battery, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.